72402611v1 CITIZENS COMMUNITY BANCORP, INC. LONG-TERM INCENTIVE PLAN AWARD AGREEMENT FOR TIME-BASED RESTRICTED SHARES Award Date: _________________ RS No. _______ I. The Award and the Plan. As of the Award Date set forth above (the “Award Date”), Citizens Community Bancorp, Inc. (the “Company”) grants to _____________________ (“you”) the award (the “Award”) stated in this Long-Term Incentive Plan Award Agreement (this “Agreement”). The Award consists of time-based restricted Shares of the Company (the “Time-Based Restricted Shares”), on the terms and conditions contained in this Agreement and the Citizens Community Bancorp, Inc. 2018 Equity Incentive Plan (the “Plan”). II. Terms of Time-Based Restricted Share Grants. 2.1 Time-Based Restricted Shares. Until your Time-Based Restricted Shares vest, you may not sell, assign, pledge or otherwise transfer such Shares (or any interest in or right to such Shares), other than by will or the laws of descent and distribution, and any such attempted transfer will be void (the “Restrictions”). The Time-Based Restricted Shares vest, and the Restrictions will lapse, in accordance with the following vesting schedule: ________ of the Time-Based Restricted Shares shall vest on the one-year anniversary of the Award Date; ________ of the Time-Based Restricted Shares shall vest on the two-year anniversary of the Award Date; and ________ of the Time-Based Restricted Shares shall vest on the three-year anniversary of the Award Date. 2.2 Effect of Disability, Death or other Termination of Employment on Time- Based Restricted Shares. Your employment with the Company may be terminated by your employer at any time for any reason (with or without advance notice). (a) Except as provided in (b) below, if your employment with the Company is terminated before the Restrictions have lapsed, for any reason, you will forfeit all unvested Time-Based Restricted Shares. (b) If your employment with the Company is terminated by reason of your death, or Disability, the Restrictions will lapse with respect to your Time- Based Restricted Shares upon the date of such termination of employment. 2.3 Limitation of Rights Regarding Shares. Upon issuance of any Time-Based Restricted Shares, you will have all of the rights of a shareholder with respect to Exhibit 10.11

72402611v1 2 such Shares, including that you will have the right to vote any unvested Time- Based Restricted Shares and you will have any right to any dividends paid on any unvested Time-Based Restricted Shares. 2.4 Income Taxes. You are liable for any federal and state income or other taxes applicable upon the lapse of the Restrictions on any Time-Based Restricted Shares (or at any such earlier time, if any, that an election is made by you under Section 83(b) of the Code, or any successor thereto), and your subsequent disposition of any Time-Based Restricted Shares that have become vested, and you acknowledge that you should consult with your own tax advisor regarding the applicable tax consequences. Upon the lapse of Restrictions on any Time-Based Restricted Shares, except as otherwise agreed, the Company will withhold from such Shares a number of Shares having a Fair Market Value equal to the amount of all applicable taxes required by the Company to be withheld upon the lapse of the Restrictions on such Shares. III. Restrictive Covenants. 3.1 Basis for Restrictions. You acknowledge and agree that the Company’s business, technical, and customer information is established and maintained at great expense to the Company and is of significant value to the Company, and that by virtue of employment with the Company, you will have information pertaining to, unique and extensive exposure to, and personal contact with, the Company’s business, technical and customer information which would enable you to compete unfairly with the Company. As a result, and in consideration of the Company’s grant and your acceptance of the Award set forth herein, you acknowledge and agree that the restrictions set forth in this Section III are necessary and enforceable to protect the Company’s business. 3.2 Confidential Information. For purposes of this Agreement, “Confidential Information” means information disclosed to you or known by you as a result of or as disclosed in the course of your employment with the Company which is not generally known to the public pertaining to the Company’s business, including, but not limited to, operations, contracts, customers, customer lists, proposals, research and development, procedures and protocols, operating models, financial information, pricing, price lists, marketing methods, strategic planning information, information stored in or developed for use with Company’s computer systems, insurance plans, risk management information, or marketing programs, and third-party information that the Company may learn from its customers or clients. Confidential Information shall include any such information developed or created by you if the information was developed or created by you while executing your duties for the Company or if the information was developed or created by you based upon any Confidential Information that you learned by virtue of your employment with the Company. Confidential Information shall not include any information that you can demonstrate is in the public domain by means other than disclosure by you, but shall include non-public compilations, combinations, or analyses of otherwise public information.

72402611v1 3 3.3 Non-Disclosure or Use of Confidential Information. For as long as you shall remain employed by the Company, and after termination of employment with the Company for any reason, you shall not directly or indirectly, under any circumstances, communicate or disclose to any person, firm, association, corporation, company or any other third party, or use for your own benefit or the benefit of any person or entity other than the Company, any Confidential Information, and you will keep secret and in strict confidence and hold inviolate said Confidential Information. You further agree not to disclose to others or use at any time after the termination of your employment with the Company any Confidential Information that constitutes and remains a trade secret under the Wisconsin Trade Secrets Act, as amended (Section 134.90 Wis. Stats.), any Confidential Information that the Company received from a third party and continues to hold in confidence, and any Confidential Information that you are otherwise prohibited by law from disclosing to others or using. The prohibitions of this paragraph do not apply to Confidential Information after it has become generally known and/or in the public domain through no fault of yours. The prohibitions of this paragraph also do not prohibit use of your general skills and knowledge acquired during and prior to your employment by the Company, as long as such use does not involve the use or disclosure of Confidential Information. 3.4 Defend Trade Secrets Act. You understand that if you breach the provisions of Section 3.3 above, you may be liable to the Company under the Defend Trade Secrets Act of 2016 (“DTSA”). You further understand that by providing you with the following notice, the Company may recover from you its attorney fees and exemplary damages if it brings a successful claim against you under the DTSA: Under the federal Defend Trade Secrets Act of 2016, you shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that is made: (a)(i) in confidence to a federal, state, or local governmental official, either directly or indirectly, or to an attorney and (ii) solely for the purpose of reporting or investigating a suspected violation of law or (b) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. Without limiting the foregoing, if you file a lawsuit for retaliation by the Company for reporting a suspected violation of law, you may disclose the trade secret to your attorney and use the trade secret information in the court proceeding, if you (i) file any document containing the trade secret under seal and (ii) do not disclose the trade secret, except pursuant to court order. 3.5 Non-Solicitation of Customers. During your employment, and for a period of twelve (12) months following the termination of your employment with the Company for any reason, you shall not, directly or indirectly canvas, contact, reply to, or solicit any “Active Customer” (as defined below) of the Company for the purpose of selling, offering or providing products or services which are the same as or substantially similar to the products or services provided by the Company at any time during the “Reference Period” (as defined below). “Active Customer” shall mean any person or entity which, within the 12-month period prior to the termination of your employment with the Company (the “Reference

72402611v1 4 Period”), received any products or services supplied by or on behalf of the Company; provided, however, “Active Customer” shall be further limited to those customers of the Company: (i) with whom you had material business contact as an employee of the Company during the Reference Period; (ii) whose dealings with the Company were coordinated or supervised, in whole or in part, by you during the Reference Period; or (iii) about whom you obtained Special Knowledge (as defined below) as a result of your position with the Company during the Reference Period. “Special Knowledge” means Confidential Information that is used, possessed or acquired by or developed for the Company in the course of soliciting, selling to or servicing a customer, including, but not limited to, existing or proposed bids, pricing and cost information, margins, negotiation strategies, sales strategies and information generated for customer engagements. 3.6 Non-Solicitation of Company Personnel. During your employment and for a further period of twelve (12) months beginning on the termination of your employment with the Company for any reason, you agree that you shall not, directly or indirectly, solicit, encourage or induce any employee, consultant, contractor, or other agent of the Company with whom you had substantial contact during the Reference Period and who has knowledge of Confidential Information to terminate a relationship (employment or otherwise), or breach any agreement with the Company. 3.7 Severability and Blue Penciling. To the extent that any provision of this Section III shall be determined to be invalid or unenforceable as written, the validity and enforceability of the remainder of such provision and of this Agreement shall be unaffected. If, at the time of enforcement of the covenants contained in this Section III (collectively, the “Restrictive Covenants”), a court shall hold that the duration, scope or area restrictions stated are unreasonable under circumstances then existing, you and the Company agree that the maximum duration, scope or area reasonable under such circumstances shall be substituted for the stated duration, scope or area and that the court shall be allowed to revise the Restrictive Covenants to cover the maximum duration, scope and area permitted by law. 3.8 Reasonable and Necessary. You have had the opportunity to consult with your own legal counsel regarding the Restrictive Covenants and agree that the Restrictive Covenants are reasonable in terms of duration, scope and area restrictions and are necessary to protect the goodwill of the Company’s businesses and agree not to challenge the validity or enforceability of the Restrictive Covenants. You agree that the provisions of this Section III are an essential inducement to the Company to enter into this Agreement and they are in addition to, rather than in lieu of, any similar or related covenants with the Company to which you may be bound. 3.9 Remedies. If you breach, or threaten to commit a breach of any of the Restrictive Covenants, the Company shall have the following rights and remedies, each of which rights and remedies shall be independent of the others and severally

72402611v1 5 enforceable, and each of which is in addition to, and not in lieu of, any other rights and remedies available to the Company at law or in equity: (a) The right and remedy to immediately cancel, and you would thereby forfeit, any unvested Time-Based Restricted Shares awarded under this Agreement; and (b) The right and remedy to have the Restrictive Covenants specifically enforced by any court of competent jurisdiction, it being agreed that any breach or threatened breach of the Restrictive Covenants would cause irreparable injury to the Company and that money damages would not provide an adequate remedy to the Company; and (c) The right and remedy to require you to account for and pay over to the Company any profits, monies or other benefits derived or received by you as the result of any transactions constituting a breach of the Restrictive Covenants; and (d) The right to payment from you of the Company’s costs and reasonable attorney fees incurred in successfully enforcing the Restrictive Covenants. 3.10 Survival. Notwithstanding any termination of this Agreement or your employment with the Company, whether or not any Time-Based Restricted Shares awarded hereunder have in whole or in part vested at that time, you shall remain bound by the provisions of Section III of this Agreement which specifically relate to periods, activities or obligations upon or subsequent to the termination of your employment. IV. General Terms and Conditions. 4.1 Employment. This Agreement does not guarantee your continued employment nor alter the right of the Company to terminate your employment at any time. 4.2 Terms of Plan. This Award is granted pursuant to the Plan and is subject to its terms. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of any conflict between the provisions of this Agreement and the Plan, the provisions of the Plan will govern. All determinations and interpretations made in the discretion of the Committee shall be binding and conclusive upon you and your legal representatives with regard to any question arising hereunder or under the Plan. By your acceptance of this Award, you acknowledge receipt of a copy of the Plan and your agreement to the terms and conditions of the Plan and this Agreement. 4.3 Capitalized Terms. Capitalized terms not defined in the body of this Agreement are defined in the Plan. Except as otherwise stated, all references to “Sections” or “Articles” refer to Sections or Articles of this Agreement.

72402611v1 6 4.4 Governing Law. This Agreement is governed by the laws of the State of Wisconsin, without regard to the conflict of law provisions. 4.5 Certificates for Shares. The Company may issue stock certificates or evidence your interest in any Shares by using a restricted book entry account with the Company’s transfer agent. The Company shall hold any certificates for your benefit until the Shares represented thereby become vested. Any certificate(s) or other document(s) delivered to you may bear a legend indicating restrictions on transferability of the Shares pursuant to this Agreement and the Plan or any other restrictions that the Committee may deem advisable. 4.6 Adjustments. If any change is made to the outstanding common stock or the capital structure of the Company, the number and class of Shares covered by this Agreement and the terms and conditions of this Agreement shall be appropriately adjusted in any manner as contemplated by the Plan by the Committee, whose determination shall be conclusive. 4.7 Amendment. The Committee may waive any conditions of or rights of the Company or modify or amend the terms of this Agreement; provided, however, that the Committee may not amend, alter, suspend, discontinue or terminate any provision hereof which may adversely affect you without your (or your legal representative’s) written consent. 4.8 Insider Trading Policy Acknowledgement. You hereby acknowledge that you have received, or have had access to, the Company’s Insider Trading Policy. You acknowledge, agree and understand that any purchase or sale of Shares, or any attempted sale or transfer of the Shares, are subject to and governed by the provisions of the Insider Trading Policy. By executing this Agreement or accepting this award, you agree to abide by and follow such the terms of the Insider Trading Policy. 4.9 Entire Agreement. This Agreement, together with the Plan, constitute the entire agreement relating to the subject matter hereof and supersede all previous and contemporaneous communications, agreements and understandings between you, on the one hand, and the Company or any of its affiliates, on the other hand. 4.10 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Counterpart signature pages to this Agreement transmitted by facsimile transmission, by electronic mail in portable document format (.pdf), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature.

IN WITNESS WHEREOF, the parties hereto have caused this Award Agreement to be executed as of the date first above written. CITIZENS COMMUNITY BANCORP, INC. By: ________________________________ Name: Title: ACCEPTED: By: ________________________________ Name: _________________________________ (Street Address) _________________________________ (City, State and Zip Code)